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                                                                   EXHIBIT 10.12

                    CORPORATE COMMERCIAL PAPER - MASTER NOTE


                                              JUNE 1, 2000
                                              ----------------------------------
                                                      (Date of Issuance)


                  VISTEON CORPORATION ("Issuer"), for value received, hereby promises to pay to Cede & Co., as nominee of The Depository Trust Company, or to registered assigns: (i) the principal amount, together with unpaid accrued interest thereon, if any, on the maturity date of each obligation identified on the records of Issuer (the "Underlying Records") as being evidenced by this Master Note, which Underlying Records are maintained by THE CHASE MANHATTAN BANK ("Paying Agent"); (ii) interest on the principal amount of each such obligation that is payable in installments, if any, on the due date of each installment, as specified on the Underlying Records; and (iii) the principal amount of each such obligation that is payable in installments, if any, on the due date of each installment, as specified on the Underlying Records. Interest shall be calculated at the rate and according to the calculation convention specified on the Underlying Records. Payments shall be made by wire transfer to the registered owner from Paying Agent without the necessity of presentation and surrender of this Master Note.

  REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS MASTER NOTE SET FORTH ON THE REVERSE HEREOF.

          This Master Note is a valid and binding obligation of Issuer.

Not Valid Unless Countersigned for Authentication by Paying Agent.


      THE CHASE MANHATTAN BANK                VISTEON CORPORATION
  ----------------------------------    -----------------------------------
           (Paying Agent)                          (Issuer)

By:  /s/Michael Abraham
     -----------------------------   By:   /s/Darren R. Wells
       (Authorized Countersignature)     -----------------------------------
                                            (Authorized Signature)

                                         -----------------------------------
                                                 (Guarantor)

                                       By:
                                          ----------------------------------
                                               (Authorized Signature)